UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.16

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 15, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Income Portfolio (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek current income with consideration of capital appreciation. AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities.

It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may sepa-

AB ALL MARKET INCOME PORTFOLIO •	1

rately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 6 shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended May 31, 2016.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. Income diversifiers—sovereign bonds and preferred real estate investment trusts (“REITs”)—delivered positive returns for the six-month period, with developed market currency contributing the most to absolute returns. US sovereigns and non-US sovereigns were both positive and also contributed to absolute returns. Income producers—investment-grade and high-yield credit—were also positive with high yield outperforming investment grade. The Fund’s investment in growers—equities and common REITs—was positive. Developed equities contributed the most to returns, while developed international equities detracted the most from absolute returns.

For the 12-month period, income diversifiers delivered positive returns, with US sovereigns and non-US sovereigns contributing the most. Income producers were neutral with high yield outperforming investment grade. The Fund’s growers detracted from absolute returns especially within developed international equities and emerging-markets equities.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, total return swaps, inflation (“CPI”) swaps, credit default swaps, and written and purchased options, for hedging and investment purposes; variance swaps were used for hedging purposes. Forwards, interest rate swaps, total return swaps, CPI swaps and credit default swaps contributed to absolute performance for both periods; variance swaps and written and purchased options detracted for both periods; and futures detracted for the six-month period and added for the 12-month period.

2	• AB ALL MARKET INCOME PORTFOLIO

Market Review and Investment Strategy

After an initial retreat, global stocks rallied considerably, closing flat for the volatile six-month period ended May 31, 2016. From a regional perspective, US markets led while international equities underperformed, all in US dollar terms. Equity markets were choppy from the outset as investors digested diverging US and European central bank moves. From there, global equities fell sharply as concerns about Chinese economic policy, slowing growth and oversupply in the oil markets renewed turmoil worldwide. However, improving global sentiment set the stage for an impressive comeback. Better-than-expected corporate earnings helped pare losses as did resiliency in the price of oil. Fixed-income markets were similarly volatile, with global bonds advancing in absolute terms as economic growth trends and monetary policies in the world’s largest economies continued to diverge, and commodity prices declined through much of the period.

The Fund’s Senior Investment Management Team (the “Team”) reduced exposure to equities in January and February in reaction to elevated volatility and deteriorating investor sentiment. However, in March and April, the Team shifted the Fund to be slightly overweight equities, viewing sharply reduced consensus earnings expectations in the US as potential for equity performance. The Fund remains neutral with regards to real assets and underweight the currencies of commodity-producing countries. The Team continues to monitor each market event carefully and proactively adjusts allocations as the situation warrants.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB ALL MARKET INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB ALL MARKET INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Income Portfolio
Class A	4.38%	1.09%

Class C	4.11%	0.39%

Advisor Class*	4.60%	1.33%

MSCI ACWI (net)	0.01%	-5.42%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	1.09%	-3.24%
Since Inception*	3.74%	0.70%

Class C Shares
1 Year	0.39%	-0.57%
Since Inception*	3.04%	3.04%

Advisor Class Shares†
1 Year	1.33%	1.33%
Since Inception*	4.04%	4.04%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.64%, 4.46% and 3.40% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/18/2014.

†	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB ALL MARKET INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.39%
Since Inception*	2.19%

Class C Shares
1 Year	4.21%
Since Inception*	4.40%

Advisor Class Shares†
1 Year	6.18%
Since Inception*	5.40%

*	Inception date: 12/18/2014.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB ALL MARKET INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,043.80	$3.93	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%
Class C
Actual	$1,000	$1,041.10	$7.86	1.54%
Hypothetical**	$1,000	$1,017.30	$7.77	1.54%
Advisor Class
Actual	$1,000	$1,046.00	$2.61	0.51%
Hypothetical**	$1,000	$1,022.45	$2.58	0.51%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB ALL MARKET INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $18.6

TEN LARGEST HOLDINGS†

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$7,143,785	38.4%
Vanguard REIT ETF	722,496	3.9
Angolan Government International Bond	194,500	1.0
Brazil Notas do Tesouro Nacional	191,391	1.0
Petrobras Global Finance BV	187,476	1.0
Venezuela Government International Bond	179,902	1.0
Turkey Government Bond	175,052	0.9
Altria Group, Inc.	146,626	0.8
Philip Morris International, Inc.	142,396	0.8
Microsoft Corp.	139,337	0.8
	$9,222,961	49.6%

*	All data are as of May 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	Long-term investments.

10	• AB ALL MARKET INCOME PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 42.3%
Funds and Investment Trusts – 42.3%
AB High Income Fund, Inc. – Class Z(a)	855,543	$7,143,785
Vanguard REIT ETF	8,633	722,496

Total Investment Companies (cost $8,109,569)		7,866,281

COMMON STOCKS – 35.3%
Financials – 6.8%
Banks – 3.4%
Aozora Bank Ltd.	6,000	20,302
BNP Paribas SA	1,169	64,782
Fifth Third Bancorp	2,252	42,495
Hang Seng Bank Ltd.	3,200	56,728
HSBC Holdings PLC	3,883	25,098
Intesa Sanpaolo SpA	8,053	20,666
JPMorgan Chase & Co.	1,026	66,967
Nordea Bank AB	4,419	42,889
Oversea-Chinese Banking Corp., Ltd.	1,800	11,271
People’s United Financial, Inc.	2,843	45,147
Royal Bank of Canada	1,243	74,722
Seven Bank Ltd.	7,000	25,620
Toronto-Dominion Bank (The)	410	17,856
Wells Fargo & Co.	1,585	80,391
Westpac Banking Corp.	1,805	39,912

		634,846

Banks – 0.1%
Mitsubishi UFJ Financial Group, Inc.	4,900	24,209

Capital Markets – 0.4%
Partners Group Holding AG	60	25,300
T Rowe Price Group, Inc.	540	41,613

		66,913

Diversified Financial Services – 0.1%
IG Group Holdings PLC	2,090	24,184

Insurance – 2.2%
Allstate Corp. (The)	640	43,206
Euler Hermes Group	410	35,241
FNF Group	1,480	51,726
Legal & General Group PLC	13,186	45,636
Marsh & McLennan Cos., Inc.(b)	480	31,714
NN Group NV	1,050	35,048
Progressive Corp. (The)	661	22,011
Swiss Re AG	1,401	125,895
Tryg A/S	740	14,572

		405,049

AB ALL MARKET INCOME PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.3%
Ascendas Real Estate Investment Trust	11,900	$19,783
HCP, Inc.	1,271	41,778

		61,561

Real Estate Management & Development – 0.3%
Daito Trust Construction Co., Ltd.	300	43,467

		1,260,229

Information Technology – 5.4%
Communications Equipment – 0.4%
Cisco Systems, Inc.	2,290	66,525

Internet Software & Services – 0.1%
Moneysupermarket.com Group PLC	5,260	25,196

IT Services – 2.2%
Amadeus IT Holding SA – Class A	640	29,631
Amdocs Ltd.	850	49,292
Booz Allen Hamilton Holding Corp.	1,010	29,563
CGI Group, Inc. – Class A(c)	370	17,304
Fidelity National Information Services, Inc.(b)	410	30,451
Fiserv, Inc.(b)(c)	190	20,013
International Business Machines Corp.	268	41,202
Paychex, Inc.	1,558	84,475
SCSK Corp.	900	33,798
Total System Services, Inc.	590	31,683
Vantiv, Inc. – Class A(c)	620	33,337

		400,749

Semiconductors & Semiconductor Equipment – 0.7%
Intel Corp.	666	21,039
Linear Technology Corp.	1,339	63,361
Texas Instruments, Inc.	693	41,996

		126,396

Software – 1.3%
CA, Inc.	670	21,654
Microsoft Corp.	2,629	139,337
NICE-Systems Ltd.	300	19,239
Oracle Corp.	900	36,180
Oracle Corp. Japan	400	21,156
Sage Group PLC (The)	1,390	12,326

		249,892

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.	779	77,791
HP, Inc.	3,537	47,325

		125,116

		993,874

12	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.4%
Beverages – 0.5%
Coca-Cola Co. (The)	621	$27,697
Dr Pepper Snapple Group, Inc.(b)	260	23,764
PepsiCo, Inc.(b)	360	36,421

		87,882

Food & Staples Retailing – 0.5%
Axfood AB	650	11,972
Kroger Co. (The)	470	16,807
Lawson, Inc.	200	15,753
Wm Morrison Supermarkets PLC	15,007	43,026

		87,558

Food Products – 0.3%
Nestle SA (REG)	160	11,824
Salmar ASA	780	23,375
Tyson Foods, Inc. – Class A	460	29,339

		64,538

Household Products – 0.3%
Procter & Gamble Co. (The)	511	41,412
Reckitt Benckiser Group PLC	260	25,885

		67,297

Tobacco – 2.8%
Altria Group, Inc.(b)	2,304	146,626
British American Tobacco PLC	880	53,532
Imperial Brands PLC	2,039	110,890
Japan Tobacco, Inc.	1,600	63,097
Philip Morris International, Inc.(b)	1,443	142,396

		516,541

		823,816

Consumer Discretionary – 4.3%
Automobiles – 0.9%
Daimler AG (REG)	497	33,976
Ford Motor Co.	3,112	41,981
Fuji Heavy Industries Ltd.	700	25,926
General Motors Co.	1,998	62,497

		164,380

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	2,380	22,076
Darden Restaurants, Inc.	651	44,157
Domino’s Pizza Group PLC	1,800	27,494
McDonald’s Corp.(b)	500	61,030
Sands China Ltd.	6,400	24,412
Tabcorp Holdings Ltd.	3,850	12,282
Tatts Group Ltd.	12,390	35,219

		226,670

Household Durables – 0.2%
Electrolux AB – Class B	1,544	41,476

AB ALL MARKET INCOME PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.0%
Cineplex, Inc.	520	$20,450
Omnicom Group, Inc.	440	36,665
Regal Entertainment Group – Class A	870	18,296
RELX NV	1,070	18,523
Thomson Reuters Corp.	740	31,076
Viacom, Inc. – Class B	526	23,339
Wolters Kluwer NV	480	19,140
WPP PLC	1,290	29,750

		197,239

Multiline Retail – 0.4%
Dollar General Corp.(b)	590	53,041
Target Corp.	230	15,819

		68,860

Specialty Retail – 0.5%
Home Depot, Inc. (The)(b)	220	29,067
Ross Stores, Inc.(b)	450	24,030
TJX Cos., Inc. (The)	510	38,821

		91,918

Textiles, Apparel & Luxury Goods – 0.1%
Pacific Textiles Holdings Ltd.	13,000	15,638

		806,181

Health Care – 4.1%
Biotechnology – 0.7%
AbbVie, Inc.	1,020	64,188
Amgen, Inc.	279	44,068
Gilead Sciences, Inc.	310	26,989

		135,245

Health Care Providers & Services – 0.8%
Anthem, Inc.(b)	210	27,753
UnitedHealth Group, Inc.(b)	837	111,882

		139,635

Pharmaceuticals – 2.6%
Allergan PLC(c)	90	21,218
GlaxoSmithKline PLC	3,890	81,296
Johnson & Johnson(b)	1,055	118,888
Merck & Co., Inc.(b)	650	36,569
Pfizer, Inc.(b)	2,645	91,781
Recordati SpA	710	20,975
Roche Holding AG	353	92,718
Teva Pharmaceutical Industries Ltd.	532	27,631

		491,076

		765,956

Industrials – 3.0%
Aerospace & Defense – 0.3%
Raytheon Co.	497	64,446

14	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.1%
Delta Air Lines, Inc.	270	$11,734

Construction & Engineering – 0.5%
CIMIC Group Ltd.	1,276	34,422
Vinci SA	658	49,554

		83,976

Electrical Equipment – 0.2%
Emerson Electric Co.	755	39,275

Industrial Conglomerates – 0.7%
General Electric Co.	2,749	83,103
Siemens AG (REG)	463	49,877

		132,980

Machinery – 0.5%
Deere & Co.	414	34,068
Illinois Tool Works, Inc.	398	42,200
KION Group AG	390	21,595

		97,863

Professional Services – 0.4%
Equifax, Inc.	410	51,549
Experian PLC	1,310	24,768

		76,317

Trading Companies & Distributors – 0.1%
MSC Industrial Direct Co., Inc. – Class A	240	17,988

Transportation Infrastructure – 0.2%
Transurban Group	4,779	41,548

		566,127

Telecommunication Services – 2.2%
Diversified Telecommunication Services – 1.6%
BCE, Inc.	1,334	61,494
Bezeq The Israeli Telecommunication Corp., Ltd.	8,027	15,508
Frontier Communications Corp.	8,126	42,011
HKT Trust & HKT Ltd. – Class SS	21,000	30,429
Nippon Telegraph & Telephone Corp.	700	30,636
Verizon Communications, Inc.(b)	2,441	124,247

		304,325

Wireless Telecommunication Services – 0.6%
NTT DOCOMO, Inc.	2,400	59,961
Vodafone Group PLC	12,455	41,596

		101,557

		405,882

Energy – 2.2%
Energy Equipment & Services – 0.1%
Schlumberger Ltd.	230	17,549

AB ALL MARKET INCOME PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.1%
Chevron Corp.	411	$41,511
Exxon Mobil Corp.(b)	1,203	107,091
Royal Dutch Shell PLC – Class A	1,606	38,557
Royal Dutch Shell PLC – Class B	1,370	32,889
Statoil ASA	4,090	64,656
TOTAL SA	630	30,554
TransCanada Corp.	1,702	70,528

		385,786

		403,335

Utilities – 1.5%
Electric Utilities – 1.2%
Entergy Corp.	809	61,419
Fortum Oyj	1,405	21,069
Southern Co. (The)	801	39,601
Terna Rete Elettrica Nazionale SpA	15,728	87,259

		209,348

Multi-Utilities – 0.3%
Consolidated Edison, Inc.	537	39,341
Engie SA	1,373	21,166

		60,507

		269,855

Materials – 1.4%
Chemicals – 0.8%
Dow Chemical Co. (The)	1,676	86,079
LyondellBasell Industries NV – Class A	594	48,328
Sherwin-Williams Co. (The)(b)	40	11,644

		146,051

Containers & Packaging – 0.3%
Amcor Ltd./Australia	2,060	24,202
Bemis Co., Inc.	480	24,163

		48,365

Metals & Mining – 0.1%
BHP Billiton Ltd.	1,522	20,524

Paper & Forest Products – 0.2%
UPM-Kymmene Oyj	2,185	42,042

		256,982

Total Common Stocks (cost $6,186,344)		6,552,237

PREFERRED STOCKS – 8.6%
Retail – 2.6%
Regional Mall – 0.3%
Pennsylvania Real Estate Investment Trust 7.375%	2,000	51,600

16	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 2.3%
CBL & Associates Properties, Inc. 6.625%	1,100	$26,653
Cedar Realty Trust, Inc.
Series B 7.25%	2,000	52,620
DDR Corp. 6.50%	400	10,308
DDR Corp.
Series K 6.25%	1,400	36,848
Kimco Realty Corp. Series K 5.625%	1,800	46,872
National Retail Properties, Inc. Series D 6.625%	1,400	36,302
Realty Income Corp. 6.625%	1,400	36,792
Regency Centers Corp. 6.00%	800	21,128
Retail Properties of America, Inc. 7.00%	2,000	52,500
Saul Centers, Inc. 6.875%	1,100	28,952
Taubman Centers, Inc. 6.50%	1,400	36,442
Urstadt Biddle Properties, Inc. 7.125%	1,500	39,225

		424,642

		476,242

Equity: Other – 1.7%
Diversified/Specialty – 1.4%
CoreSite Realty Corp. 7.25%	2,000	53,200
Digital Realty Trust, Inc. 7.375%	1,100	30,525
EPR Properties 6.625%	2,200	58,234
First Potomac Realty Trust 7.75%	206	5,232
Gramercy Property Trust 7.125%	1,200	32,142
Public Storage 0.00%	600	15,000
Public Storage 5.375%	850	22,075
Summit Hotel Properties, Inc. 7.875%	1,500	38,820

		255,228

AB ALL MARKET INCOME PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.3%
Sabra Health Care REIT, Inc. Series A 7.125%	2,100	$54,915

		310,143

Office – 1.6%
Office – 1.6%
Alexandria Real Estate Equities, Inc. 6.45%	2,200	57,464
Brandywine Realty Trust Series E 6.90%	2,000	52,000
Corporate Office Properties Trust 7.375%	700	18,137
Kilroy Realty Corp. Series H 6.375%	1,500	38,625
PS Business Parks, Inc. 5.70%	1,000	25,970
PS Business Parks, Inc. 6.00%	800	20,936
SL Green Realty Corp. 6.50%	1,800	47,124
Vornado Realty Trust 5.40%	800	20,480
Vornado Realty Trust Series K 5.70%	800	20,704

		301,440

Lodging – 1.3%
Lodging – 1.3%
Chesapeake Lodging Trust 7.75%	1,800	47,106
Hersha Hospitality Trust 6.50%	700	17,367
Hersha Hospitality Trust Series C 6.875%	1,100	28,776
LaSalle Hotel Properties 6.30%	800	20,152
LaSalle Hotel Properties 6.375%	1,400	35,532
Pebblebrook Hotel Trust 6.50%	1,500	38,700
Sunstone Hotel Investors, Inc. 6.45%	1,425	37,157
Sunstone Hotel Investors, Inc. 6.95%	475	12,697

		237,487

18	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrials – 0.7%
Industrial Warehouse Distribution – 0.7%
Monmouth Real Estate Investment Corp. 7.875%		1,800	$47,034
STAG Industrial, Inc. 6.625%		2,200	56,958
Terreno Realty Corp. 7.75%		1,400	37,100

			141,092

Residential – 0.7%
Multi-Family – 0.7%
Apartment Investment & Management Co. 6.875%		2,000	55,500
Equity LifeStyle Properties, Inc. 6.75%		1,400	36,470
Sun Communities, Inc. 7.125%		1,300	34,391

			126,361

Total Preferred Stocks (cost $1,583,956)			1,592,765

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 2.0%
Angola – 1.0%
Angolan Government International Bond 9.50%, 11/12/25(d)	U.S.$	200	194,500

Venezuela – 1.0%
Venezuela Government International Bond 7.65%, 4/21/25(d)		498	179,902

Total Emerging Markets – Sovereigns (cost $371,840)			374,402

EMERGING MARKETS – TREASURIES – 1.0%
Brazil – 1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27 (cost $181,011)	BRL	825	191,391

GOVERNMENTS – SOVEREIGN AGENCIES – 1.0%
Brazil – 1.0%
Petrobras Global Finance BV 6.25%, 3/17/24 (cost $181,091)	U.S.$	223	187,476

AB ALL MARKET INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.9%
Turkey – 0.9%
Turkey Government Bond 10.60%, 2/11/26 (cost $179,345)	TRY	491	$175,052

		Shares
SHORT-TERM INVESTMENTS – 6.7%
Investment Companies – 6.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(a)(e) (cost $1,230,122)		1,230,122	1,230,122

		Principal Amount (000)

U.S. TREASURY BILLS – 0.1%
U.S. Treasury Bill Zero Coupon, 8/11/16 (cost $9,995)	U.S.$	10	9,995

Total Short-Term Investments (cost $1,240,117)			1,240,117

Total Investments – 97.8% (cost $18,033,273)			18,179,721
Other assets less liabilities – 2.2%			400,022

Net Assets – 100.0%			$18,579,743

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	3	June 2016	$281,296	$288,129	$6,833
Euro STOXX 50 Index Futures	8	June 2016	264,042	271,754	7,712
FTSE 100 Index Futures	2	June 2016	176,524	180,160	3,636
S&P 500 E-Mini Futures	8	June 2016	798,550	837,960	39,410
TOPIX Index Futures	1	June 2016	120,962	124,351	3,389
U.S. T-Note 10 Yr (CBT) Futures	1	September 2016	129,651	129,688	37

Sold Contracts
Mini MSCI EAFE Futures	19	June 2016	1,540,579	1,577,475	(36,896)
Mini S&P TSX 60 Index Futures	3	June 2016	88,907	93,774	(4,867)
S&P 500 E-Mini Index Futures	17	June 2016	1,679,225	1,780,665	(101,440)

					$(82,186)

20	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	255	USD	370	7/01/16	$339
Barclays Bank PLC	KRW	334,704	USD	276	6/17/16	(4,879)
Barclays Bank PLC	MXN	4,539	USD	253	6/17/16	7,347
Barclays Bank PLC	TWD	19,981	USD	607	6/17/16	(5,362)
Barclays Bank PLC	USD	514	INR	35,159	6/17/16	7,066
Barclays Bank PLC	PHP	4,116	USD	87	9/20/16	(42)
Deutsche Bank AG	USD	225	BRL	809	7/05/16	(3,187)
Goldman Sachs Bank International	USD	270	JPY	30,093	6/17/16	2,268
Goldman Sachs Bank International	CLP	43,648	USD	64	9/20/16	1,251
Goldman Sachs Bank International	USD	17	COP	51,089	9/20/16	(560)
Standard Chartered Bank	CLP	127,554	USD	185	6/17/16	1,164
Standard Chartered Bank	USD	333	IDR	4,457,238	6/17/16	(6,672)
Standard Chartered Bank	USD	291	PEN	1,019	6/17/16	10,618
State Street Bank & Trust Co.	AUD	53	USD	39	6/17/16	337
State Street Bank & Trust Co.	CAD	120	USD	93	6/17/16	1,543
State Street Bank & Trust Co.	CAD	349	USD	261	6/17/16	(4,986)
State Street Bank & Trust Co.	CHF	501	USD	508	6/17/16	3,582
State Street Bank & Trust Co.	EUR	120	USD	135	6/17/16	1,698
State Street Bank & Trust Co.	EUR	114	USD	126	6/17/16	(839)
State Street Bank & Trust Co.	GBP	32	USD	47	6/17/16	224
State Street Bank & Trust Co.	GBP	268	USD	381	6/17/16	(7,125)
State Street Bank & Trust Co.	HKD	569	USD	73	6/17/16	78
State Street Bank & Trust Co.	ILS	213	USD	56	6/17/16	1,084
State Street Bank & Trust Co.	ILS	390	USD	100	6/17/16	(1,204)
State Street Bank & Trust Co.	INR	2,547	USD	38	6/17/16	284
State Street Bank & Trust Co.	JPY	14,440	USD	134	6/17/16	3,322
State Street Bank & Trust Co.	JPY	10,882	USD	97	6/17/16	(1,770)
State Street Bank & Trust Co.	MXN	682	USD	37	6/17/16	314
State Street Bank & Trust Co.	MYR	531	USD	128	6/17/16	(577)

AB ALL MARKET INCOME PORTFOLIO •	21

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	NOK	100	USD	12	6/17/16	$243
State Street Bank & Trust Co.	NOK	2,707	USD	316	6/17/16	(7,906)
State Street Bank & Trust Co.	NZD	296	USD	203	6/17/16	2,236
State Street Bank & Trust Co.	SEK	980	USD	115	6/17/16	(2,071)
State Street Bank & Trust Co.	SGD	13	USD	9	6/17/16	29
State Street Bank & Trust Co.	SGD	19	USD	14	6/17/16	(104)
State Street Bank & Trust Co.	USD	35	AUD	47	6/17/16	(906)
State Street Bank & Trust Co.	USD	212	CAD	276	6/17/16	(2,092)
State Street Bank & Trust Co.	USD	230	CHF	224	6/17/16	(5,277)
State Street Bank & Trust Co.	USD	9	DKK	58	6/17/16	70
State Street Bank & Trust Co.	USD	5	DKK	35	6/17/16	(94)
State Street Bank & Trust Co.	USD	436	EUR	395	6/17/16	2,811
State Street Bank & Trust Co.	USD	450	EUR	397	6/17/16	(8,055)
State Street Bank & Trust Co.	USD	47	GBP	33	6/17/16	921
State Street Bank & Trust Co.	USD	57	GBP	39	6/17/16	(128)
State Street Bank & Trust Co.	USD	33	HKD	259	6/17/16	(70)
State Street Bank & Trust Co.	USD	102	ILS	390	6/17/16	(1,182)
State Street Bank & Trust Co.	USD	449	JPY	50,608	6/17/16	8,612
State Street Bank & Trust Co.	USD	21	JPY	2,236	6/17/16	(592)
State Street Bank & Trust Co.	USD	137	MYR	531	6/17/16	(8,426)
State Street Bank & Trust Co.	USD	96	NOK	789	6/17/16	(1,903)
State Street Bank & Trust Co.	USD	199	NZD	296	6/17/16	1,316
State Street Bank & Trust Co.	USD	3	NZD	4	6/17/16	(3)
State Street Bank & Trust Co.	USD	250	SEK	2,117	6/17/16	3,544
State Street Bank & Trust Co.	USD	134	SEK	1,093	6/17/16	(3,141)
State Street Bank & Trust Co.	USD	9	SGD	13	6/17/16	6

22	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	14	SGD	19	6/17/16	$(202)
State Street Bank & Trust Co.	USD	8	EUR	7	7/15/16	7
State Street Bank & Trust Co.	AUD	197	USD	144	9/20/16	1,949
State Street Bank & Trust Co.	AUD	234	USD	167	9/20/16	(1,423)
State Street Bank & Trust Co.	CHF	272	USD	278	9/20/16	3,011
State Street Bank & Trust Co.	GBP	62	USD	91	9/20/16	793
State Street Bank & Trust Co.	NOK	962	USD	115	9/20/16	5
State Street Bank & Trust Co.	SEK	2,694	USD	325	9/20/16	774
State Street Bank & Trust Co.	USD	55	CAD	72	9/20/16	169
State Street Bank & Trust Co.	USD	67	CAD	87	9/20/16	(757)
State Street Bank & Trust Co.	USD	206	JPY	22,521	9/20/16	(1,669)
State Street Bank & Trust Co.	USD	383	NZD	571	9/20/16	1,989

						$(12,200)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(f)	100	EUR	3,075.00	July 2016	$8,597	$(8,549)
FTSE 100 Index(f)	30	GBP	6,275.00	July 2016	5,162	(5,162)
S&P 500 Index(g)	6	$	2,105.00	July 2016	16,482	(16,494)
S&P ASX 200 Index(f)	10	AUD	5,325.00	June 2016	698	(683)
S&P TSX 60 Index(f)	130	CAD	820.00	June 2016	889	(686)

					$31,828	$(31,574)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Nikkei 225 Index(f)	1,000	JPY	16,875.00	July 2016	$5,356	$(6,462)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – GBP vs. USD	GBP	1.390	7/01/2016	GBP	1,382	$19,200	$(20,020)

AB ALL MARKET INCOME PORTFOLIO •	23

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	4.06%	$168	$7,903	$10,856
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.83	510	4,713	8,335

				$12,616	$19,191

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$310	8/21/20	3 Month LIBOR	1.620%	$6,020
Morgan Stanley & Co., LLC/(CME Group)	JPY	18,790	12/22/24	0.519%	6 Month LIBOR	(7,258)
Morgan Stanley & Co., LLC/(CME Group)		$170	12/22/24	3 Month LIBOR	2.342%	11,807
Morgan Stanley & Co., LLC/(CME Group)	JPY	10,630	1/14/25	0.478%	6 Month LIBOR	(3,732)
Morgan Stanley & Co., LLC/(CME Group)		$230	1/28/25	3 Month LIBOR	1.984%	8,568
Morgan Stanley & Co., LLC/(CME Group)	GBP	180	2/04/25	6 Month LIBOR	1.616%	5,390
Morgan Stanley & Co., LLC/(CME Group)	JPY	10,450	2/06/25	0.548%	6 Month LIBOR	(4,280)
Morgan Stanley & Co., LLC/(CME Group)		$610	2/11/25	3 Month LIBOR	2.083%	27,552
Morgan Stanley & Co., LLC/(CME Group)	CAD	90	3/03/25	3 Month CDOR	1.888%	2,717
Morgan Stanley & Co., LLC/(CME Group)	EUR	10	6/30/25	1.284%	6 Month EURIBOR	(1,032)
Morgan Stanley & Co., LLC/(CME Group)	GBP	140	7/06/25	6 Month LIBOR	2.125%	13,399
Morgan Stanley & Co., LLC/(CME Group)	CHF	110	8/03/25	0.315%	6 Month LIBOR	(5,900)
Morgan Stanley & Co., LLC/(CME Group)	GBP	120	8/05/25	6 Month LIBOR	2.068%	10,389
Morgan Stanley & Co., LLC/(CME Group)	EUR	160	8/14/25	0.955%	6 Month EURIBOR	(9,654)
Morgan Stanley & Co., LLC/(CME Group)	SEK	40	8/17/25	3 Month STIBOR	1.293%	170

24	•AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CHF	60	9/02/25	0.256%	6 Month LIBOR	$(2,815)
Morgan Stanley & Co., LLC/(CME Group)		140	10/02/25	0.210%	6 Month LIBOR	(5,676)
Morgan Stanley & Co., LLC/(CME Group)	AUD	210	11/03/25	6 Month BBSW	2.915%	6,646
Morgan Stanley & Co., LLC/(CME Group)	NZD	400	11/19/25	3 Month BKBM	3.610%	15,948
Morgan Stanley & Co., LLC/(CME Group)	CHF	170	11/19/25	0.048%	6 Month LIBOR	(3,758)
Morgan Stanley & Co., LLC/(CME Group)		$90	11/19/25	3 Month LIBOR	2.202%	4,438
Morgan Stanley & Co., LLC/(CME Group)	SEK	990	1/12/26	3 Month STIBOR	1.470%	5,158
Morgan Stanley & Co., LLC/(CME Group)	AUD	70	2/02/26	6 Month BBSW	2.756%	1,577
Morgan Stanley & Co., LLC/(CME Group)	NZD	90	2/03/26	3 Month BKBM	3.375%	2,886
Morgan Stanley & Co., LLC/(CME Group)	CAD	130	3/31/26	3 Month CDOR	1.515%	(163)
Morgan Stanley & Co., LLC/(CME Group)	JPY	8,540	4/04/26	0.144%	6 Month LIBOR	(438)
Morgan Stanley & Co., LLC/(CME Group)	EUR	170	4/04/26	0.564%	6 Month EURIBOR	(1,025)
Morgan Stanley & Co., LLC/(CME Group)		$100	4/04/26	3 Month LIBOR	1.687%	217
Morgan Stanley & Co., LLC/(CME Group)		310	8/21/45	3 Month LIBOR	2.630%	37,172
Morgan Stanley & Co., LLC/(CME Group)		70	9/04/45	3 Month LIBOR	2.708%	9,496

						$123,819

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$1,920	10/01/20	1.273%	CPI#	$22,181

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB ALL MARKET INCOME PORTFOLIO •	25

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	37,000	FedFundEffective Plus 0.55%	USD 3,700	6/30/16	$	– 0	–

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $374,402 or 2.0% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	One contract relates to 1 share.

(g)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

26	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Glossary:

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

FedFundEffective – Federal Funds Effective Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of May 31, 2016.

Security Description	Shares

MS Global Equity Long Index
Alimentation Couche-Tard, Inc.	1,151
Allstate Corp. (The)	2,687
Altria Group, Inc.	3,082
Amadeus IT Holding SA	3,345
Amdocs Ltd.	3,832
AmerisourceBergen Corp.	893
Anthem, Inc.	900
Apple, Inc.	1,540
Aristocrat Leisure Ltd.	10,143
Axfood AB	2,685
Bank Hapoalim BM	5,073
Bezeq The Israeli Telecommunication Corp. Ltd.	34,818
BOC Hong Kong Holdings Ltd.	32,239
Booz Allen Hamilton Holding Corp.	4,247
British American Tobacco PLC	3,639
CGI Group, Inc.	1,595
Cineplex, Inc.	2,156
CTS Eventim AG & Co KGaA	1,423
Dollar General Corp.	2,431
Domino’s Pizza Group PLC	3,498
Dr Pepper Snapple Group, Inc.	1,051
Equifax, Inc.	1,767
Euler Hermes Group	1,814

AB ALL MARKET INCOME PORTFOLIO •	27

Portfolio of Investments

Security Description	Shares

Experian PLC	3,098
Exxon Mobil Corp.	1,210
Fidelity National Information Services, Inc.	1,810
Fiserv, Inc.	800
FNF Group	7,857
Fuji Heavy Industries Ltd.	3,000
Gilead Sciences, Inc.	1,062
Hang Seng Bank Ltd.	8,285
Home Depot, Inc. (The)	923
IG Group Holdings PLC	6,453
Imperial Brands PLC	2,164
Johnson & Johnson	1,343
KION Group AG	977
Kroger Co. (The)	1,948
L Brands, Inc.	1,437
Lawson, Inc.	847
Marsh & McLennan Cos., Inc.	1,999
Merck & Co., Inc.	2,722
Microsoft Corp.	4,573
Mitsubishi UFJ Financial Group, Inc.	21,518
Moneysupermarket.com Group PLC	16,434
Nestle SA	655
NICE-Systems Ltd.	1,279
NIKE, Inc.	1,690
Nippon Telegraph & Telephone Corp.	3,001
NN Group NV	4,585
Novartis AG	1,339
ObicCo., Ltd.	836
Omnicom Group, Inc.	1,430
Oracle Corp.	2,936
Oracle Corp. Japan	1,687
Pacific Textiles Holdings Ltd.	55,578
Park24Co., Ltd.	1,273
Partners Group Holding AG	248
PepsiCo, Inc.	1,496
Pfizer, Inc.	4,714
Philip Morris International, Inc.	1,292
Reckitt Benckiser Group PLC	788
Recordati SpA	3,145
Regal Entertainment Group	3,597
Roche Holding AG	800
Ross Stores, Inc.	1,456
Royal Bank of Canada	775
Royal Dutch Shell PLC	3,990
Sage Group PLC (The)	5,727
Salmar ASA	3,105
SCSK Corp.	2,483
Seven Bank Ltd.	19,097
Sherwin-Williams Co. (The)	295
Singapore Telecommunications Ltd.	38,542

28	• AB ALL MARKET INCOME PORTFOLIO

Portfolio of Investments

Security Description	Shares

Sonic Healthcare Ltd.	5,226
Sumitomo Mitsui Financial Group, Inc.	1,317
Tabcorp Holdings Ltd.	16,710
Target Corp.	963
Tatts Group Ltd.	53,198
Telstra Corp. Ltd.	18,345
Teva Pharmaceutical Industries Ltd.	2,624
Thomson Reuters Corp.	3,067
Toronto-Dominion Bank (The)	1,809
TOTAL SA	3,592
Total System Services, Inc.	1,954
Travelers Cos., Inc. (The)	384
Tryg A/S	3,156
Tyson Foods, Inc.	1,942
UnitedHealth Group, Inc.	1,550
Vantiv, Inc.	1,962
Verizon Communications, Inc.	1,498
Wells Fargo & Co.	1,004
Wolters Kluwer NV	2,542
WPP PLC	4,430

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,394,768)	$9,805,814
Affiliated issuers (cost $8,638,505)	8,373,907
Cash	3,097
Cash collateral due from broker	345,039
Foreign currencies, at value (cost $61,118)	60,847
Dividends and interest receivable	92,540
Receivable for investment securities sold and foreign currency transactions	80,691
Unrealized appreciation on forward currency exchange contracts	71,004
Receivable for terminated total return swaps	40,827
Receivable due from Adviser	24,682
Unrealized appreciation on inflation swaps	22,181
Receivable for variation margin on exchange-traded derivatives	9,483
Receivable for terminated interest rate swaps	933

Total assets	18,931,045

Liabilities
Options written, at value (premiums received $56,384)	58,056
Payable for investment securities purchased and foreign currency transactions	117,586
Unrealized depreciation on forward currency exchange contracts	83,204
Audit and tax fee payable	44,846
Custody fee payable	25,635
Transfer Agent fee payable	2,356
Payable for terminated total return swaps	584
Distribution fee payable	17
Accrued expenses	19,018

Total liabilities	351,302

Net Assets	$18,579,743

Composition of Net Assets
Capital stock, at par	$190
Additional paid-in capital	18,939,372
Undistributed net investment income	46,169
Accumulated net realized loss on investment and foreign currency transactions	(621,351)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	215,363

$18,579,743

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$67,776	6,927	$9.78	*

C	$9,807	1,001	$9.80

Advisor	$18,502,160	1,889,994	$9.79

*	The maximum offering price per share for Class A shares was $10.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• AB ALL MARKET INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,632)	$197,121
Affiliated issuers	362,946
Interest	23,466	$583,533

Expenses
Advisory fee (see Note B)	61,647
Distribution fee—Class A	28
Distribution fee—Class C	47
Transfer agency—Class A	12
Transfer agency—Class C	9
Transfer agency—Advisor Class	9,104
Custodian	71,636
Audit and tax	47,500
Administrative	41,776
Registration fees	40,227
Legal	18,876
Printing	14,509
Directors’ fees	9,937
Amortization of offering expenses	3,029
Miscellaneous	3,573

Total expenses	321,910
Less: expenses waived and reimbursed by the Adviser (see Note B)	(276,682)

Net expenses		45,228

Net investment income		538,305

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(164,493)
Investment transactions		(559,866)
Futures		(140,618)
Options written		(108,188)
Swaps		212,053
Foreign currency transactions		122,386
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		197,484
Investments		604,551
Futures		(3,823)
Options written		(1,672)
Swaps		125,491
Foreign currency denominated assets and liabilities		(27,627)

Net gain on investment and foreign currency transactions		255,678

Net Increase in Net Assets from Operations		$793,983

See notes to financial statements.

AB ALL MARKET INCOME PORTFOLIO •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)	December 18, 2014(a) to November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$538,305	$671,969
Net realized gain (loss) on affiliated Underlying Portfolios	(164,493)	– 0	–
Net realized gain (loss) on investment transactions and foreign currency transactions	(474,233)	244,780
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	894,404	(679,041)

Net increase in net assets from operations	793,983	237,708
Dividends and Distributions to Shareholders from
Net investment income
Class A	(624)	(401)
Class C	(245)	(286)
Advisor Class	(553,397)	(685,821)
Net realized gain on investment transactions
Class A	(158)	– 0	–
Class C	(87)	– 0	–
Advisor Class	(159,892)	– 0	–
Capital Stock Transactions
Net increase	553,139	18,395,824

Total increase	632,719	17,947,024
Net Assets
Beginning of period	17,947,024	– 0	–

End of period (including undistributed net investment income of $46,169 and $62,130, respectively)	$18,579,743	$17,947,024

(a)	Commencement of operations.

See notes to financial statements.

32	• AB ALL MARKET INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on December 18, 2014. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been and are not currently being offered. As of May 31, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

AB ALL MARKET INCOME PORTFOLIO •	33

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

34	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB ALL MARKET INCOME PORTFOLIO •	35

Notes to Financial Statements

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$7,866,281		$	– 0	–	$	– 0	–	$7,866,281
Common Stocks:
Financials	594,867			665,362			– 0	–	1,260,229
Information Technology	852,528			141,346			– 0	–	993,874
Consumer Staples	464,462			359,354			– 0	–	823,816
Consumer Discretionary	500,269			305,912			– 0	–	806,181
Health Care	543,336			222,620			– 0	–	765,956
Industrials	344,363			221,764			– 0	–	566,127
Telecommunication Services	258,181			147,701			– 0	–	405,882
Energy	236,679			166,656			– 0	–	403,335
Utilities	140,361			129,494			– 0	–	269,855
Materials	170,214			86,768			– 0	–	256,982
Preferred Stocks	1,592,765			– 0	–		– 0	–	1,592,765
Emerging Markets – Sovereigns	– 0	–		374,402			– 0	–	374,402
Emerging Markets – Treasuries	– 0	–		191,391			– 0	–	191,391
Governments – Sovereign Agencies	– 0	–		187,476			– 0	–	187,476
Governments – Treasuries	– 0	–		175,052			– 0	–	175,052
Short-Term Investments:
Investment Companies	1,230,122			– 0	–		– 0	–	1,230,122
U.S. Treasury Bills	– 0	–		9,995			– 0	–	9,995

Total Investments in Securities	14,794,428			3,385,293			– 0	–	18,179,721
Other Financial Instruments(a):
Assets:
Futures	46,280			14,737			– 0	–	61,017	(b)
Forward Currency Exchange Contracts	– 0	–		71,004			– 0	–	71,004
Centrally Cleared Credit Default Swaps	– 0	–		19,191			– 0	–	19,191	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		169,550			– 0	–	169,550	(b)
Inflation (CPI) Swaps	– 0	–		22,181			– 0	–	22,181

36	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(143,203)		$	– 0	–	$	– 0	–	$(143,203	)(b)
Forward Currency Exchange Contracts	– 0	–		(83,204)			– 0	–	(83,204)
Call Options Written	– 0	–		(31,574)			– 0	–	(31,574)
Put Options Written	– 0	–		(6,462)			– 0	–	(6,462)
Currency Options Written	– 0	–		(20,020)			– 0	–	(20,020)
Centrally Cleared Interest Rate Swaps	– 0	–		(45,731)			– 0	–	(45,731	)(b)

Total(c)	$14,697,505			$3,494,965		$	– 0	–	$18,192,470

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB ALL MARKET INCOME PORTFOLIO •	37

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

38	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $61,413 were deferred and amortized on a straight line basis over a one year period starting from December 18, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .70% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Fund’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no repayment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before March 1, 2017. For the six months ended May 31, 2016, such reimbursements/waivers amounted to $214,799.

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through March 1, 2017 in an amount equal to the Fund’s proportionate share of all advisory fees and other

AB ALL MARKET INCOME PORTFOLIO •	39

Notes to Financial Statements

expenses of ABHI that are indirectly borne by the Fund. For the period ended June 30, 2016, such waiver amounted to $20,107.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $41,776.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,985 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$157	$4,824	$3,751	$1,230	$1

A summary of the Fund’s transactions in shares of the ABHI for the six months ended May 31, 2016 is as follows:

AB High Income Fund, Inc.
						Distributions
Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 05/31/16 (000)	Income (000)	Realized Gains (000)
$7,932	$1,072	$1,893	$(164)	$197	$7,144	$362	$	– 0	–

40	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $6,359, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$9,083,495		$9,835,162
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$481,594
Gross unrealized depreciation	(335,146)

Net unrealized appreciation	$146,448

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise

AB ALL MARKET INCOME PORTFOLIO •	41

Notes to Financial Statements

inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended May 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

42	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

AB ALL MARKET INCOME PORTFOLIO •	43

Notes to Financial Statements

During the six months ended May 31, 2016, the Fund held purchased options and written options for hedging and non-hedging purposes.

For the six months ended May 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/15	– 0	–	$	– 0	–
Options written	1,390,197			296,467
Options expired	(1,000)			(5,017)
Options bought back	(5,636)			(235,066)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/16	1,383,561			$56,384

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risks or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in

44	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB ALL MARKET INCOME PORTFOLIO •	45

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended May 31, 2016, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

46	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

AB ALL MARKET INCOME PORTFOLIO •	47

Notes to Financial Statements

During the six months ended May 31, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended May 31, 2016, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the

48	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$176,420	*	Receivable/Payable for variation margin on exchange-traded derivatives	$45,731	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	19,191	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	54,147	*	Receivable/Payable for variation margin on exchange-traded derivatives	143,203	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	71,004		Unrealized depreciation on forward currency exchange contracts	83,204

Foreign exchange contracts				Options written, at value	20,020

Equity contracts				Options written, at value	38,036

Interest rate contracts	Unrealized appreciation on inflation swaps	22,181

Total		$342,943			$330,194

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB ALL MARKET INCOME PORTFOLIO •	49

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,330)	$6,870

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(137,288)	(10,693)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	75,901	(26,914)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(6,792)	(4,728)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(8,986)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	(820)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(108,188)	(852)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	30,217	107,803

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	16,733	19,191

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	165,103	(1,503)

Total	$23,370	$88,354

50	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2016:

Futures:
Average original value of buy contracts	$1,202,542
Average original value of sale contracts	$3,357,820

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,468,247
Average principal amount of sale contracts	$5,763,480

Purchased Options:
Average monthly cost	$7,472	(a)

Interest Rate Swaps:
Average notional amount	$908,020

Inflation Swaps:
Average notional amount	$1,920,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,029,262

Credit Default Swaps:
Average notional amount of sale contracts	$493,400	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$679,575	(c)

Total Return Swaps:
Average notional amount	$3,382,857

Variance Swaps:
Average notional amount	$20,659	(d)

(a)	Positions were open for two months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for four months during the period.

(d)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB ALL MARKET INCOME PORTFOLIO •	51

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$9,483	$(9,483)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$9,483	$(9,483)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$339	$(339)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	14,413	(10,283)	– 0	–	– 0	–	4,130
Deutsche Bank AG	22,181	(16,180)	– 0	–	– 0	–	6,001
Goldman Sachs Bank International	3,519	(560)	– 0	–	– 0	–	2,959
Standard Chartered Bank	11,782	(6,672)	– 0	–	– 0	–	5,110
State Street Bank & Trust Co.	40,951	(40,951)	– 0	–	– 0	–	– 0	–

Total	$93,185	$(74,985)	$	– 0	–	$	– 0	–	$18,200	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$16,494	$(9,483)	$(7,011)	$	– 0	–	$	– 0	–

Total	$16,494	$(9,483)	$(7,011)	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$20,020	$(339)	$	– 0	–	$	– 0	–	$19,681
Barclays Bank PLC	10,283	(10,283)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	16,180	(16,180)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank International	560	(560)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	8,549	– 0	–	(8,549)	– 0	–	– 0	–
Standard Chartered Bank	6,672	(6,672)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	62,502	(40,951)	– 0	–	– 0	–	21,551

Total	$124,766	$(74,985)	$(8,549)	$	– 0	–	$41,232	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

52	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended May 31, 2016 (unaudited)		December 18, 2014(a) to November 30, 2015		Six Months Ended May 31, 2016 (unaudited)			December 18, 2014(a) to November 30, 2015

Class A
Shares sold	5,067		1,815			$49,349		$18,011

Shares issued in reinvestment of dividends and distributions	43		5			407		55

Shares redeemed	(3)		– 0	–		(25)		– 0	–

Net increase	5,107		1,820			$49,731		$18,066

Class C
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–(b)	1			– 0	–(c)	10

Net increase	– 0	–(b)	1,001		$	– 0	–(c)	$10,012

Advisor Class
Shares sold	59,827		1,839,176			$573,665		$18,382,871

Shares issued in reinvestment of dividends and distributions	2,055		2,797			19,340		28,107

Shares redeemed	(9,371)		(4,490)			(89,597)		(43,232)

Net increase	52,511		1,837,483			$503,408		$18,367,746

(a)	Commencement of operations.

(b)	Amount is less than one share.

(c)	Amount is less than $0.50.

AB ALL MARKET INCOME PORTFOLIO •	53

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

54	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

Short Sales Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

AB ALL MARKET INCOME PORTFOLIO •	55

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended November 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$686,508

Total taxable distributions paid	$686,508

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$85,833
Undistributed capital gains	148,795
Unrealized appreciation/(depreciation)	(674,027	)(a)

Total accumulated earnings/(deficit)	$(439,399)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, nondeductible offering costs, foreign currency reclassifications, nondeductible federal excise taxes, the tax treatment of partnerships and passive foreign investment companies (PFICs) and the redesignation of dividends received resulted in a net decrease in distributions in

56	• AB ALL MARKET INCOME PORTFOLIO

Notes to Financial Statements

excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Fund’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB ALL MARKET INCOME PORTFOLIO •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2016 (unaudited)	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	(.24)

Net increase in net asset value from operations	.41	.11

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.36)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.38)	(.36)

Net asset value, end of period	$ 9.78	$ 9.75

Total Return
Total investment return based on net asset value(d)	4.38%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.76%	.77%
Expenses, before waivers/reimbursements(e)^	3.88%	3.92%
Net investment income(c)^	5.59%	3.67%
Portfolio turnover rate	53%	88%

See footnote summary on page 60.

58	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2016 (unaudited)	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.24)

Net increase in net asset value from operations	.38	.04

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.29)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.33)	(.29)

Net asset value, end of period	$ 9.80	$ 9.75

Total Return
Total investment return based on net asset value(d)	4.11%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	1.51%	1.52%
Expenses, before waivers/reimbursements(e)^	4.76%	4.57%
Net investment income(c)^	5.12%	2.89%
Portfolio turnover rate	53%	88%

See footnote summary on page 60.

AB ALL MARKET INCOME PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2016 (unaudited)	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.29	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.24)

Net increase in net asset value from operations	.43	.13

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.38)
Distributions from net realized gain on investment transactions	(.09)	– 0	–

Total dividends and distributions	(.39)	(.38)

Net asset value, end of period	$ 9.79	$ 9.75

Total Return
Total investment return based on net asset value(d)	4.60%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,502	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	.51%	.53%
Expenses, before waivers/reimbursements(e)^	3.65%	3.52%
Net investment income(c)^	6.11%	3.88%
Portfolio turnover rate	53%	88%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of ABHI, in which the Portfolio invests. For the periods shown below, the estimated annualized blended expense ratios of Class A, Class C and Advisor Class Shares, were as follows:

	Six Months Ended May 31, 2016 (unaudited)		December 18, 2014(a) to November 30, 2015
Class A	.23	%^	.22	%^
Class C	.23	%^	.22	%^
Advisor Class	.23	%^	.21	%^

^	Annualized.

See notes to financial statements.

60	• AB ALL MARKET INCOME PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET INCOME PORTFOLIO •	61

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein All Market Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek current income with consideration of growth of capital. The Adviser will allocate the Portfolio’s investments among a broad range of (1) income producing securities, including global high yield bonds and preferred stocks, (2) income grower securities, including global high income equities and global real estate investments, and (3) income diversifier securities and strategies, including global sovereign bonds and alternative strategies. The Adviser will adjust the Portfolio’s investment exposure using the Adviser’s Dynamic Asset Allocation (“DAA”) service to manage its overall volatility during market cycles with periods of higher volatility through the use of derivatives and exchange traded funds (“ETF”). In addition, the Adviser will engage in a number of alternatives (derivatives based) strategies, such as currency carry and covered call strategies.

The Portfolio will typically be invested in the United States and in countries throughout the world, including emerging markets. In selecting equity securities, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. Initially, the Adviser intends to gain exposure to fixed income securities through investment in AllianceBernstein High Income Fund, Inc. (“High Income Fund,

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

62	• AB ALL MARKET INCOME PORTFOLIO

Inc.”).3 The Adviser will make direct investments in high income securities similar to the investments in High Income Fund, Inc., rather than investing in High Income Fund, Inc., when the Portfolio’s net assets grow to between $100 and $200 million.

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Flexible Portfolio and Tactical Allocation/World Allocation categories, respectively

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

3	Based on the Portfolio’s projected net assets of $250 million and High Income Fund, Inc.’s June 30, 2014 net assets of $6.7 billion, the Portfolio’s investment in High Income Fund, Inc. of $100 million (40% of the Portfolio’s net assets) is expected to approximate to 1.49% of High Income Fund, Inc.’s net assets.

4	Jones v. Harris at 1427.

AB ALL MARKET INCOME PORTFOLIO •	63

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
All Market Income Portfolio	0.70% of average daily net assets[5]

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[6]	Fiscal Year End
All Market Income Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	0.99% 1.74% 1.24% 0.99% 0.74% 0.74% 0.74%	1.22% 1.99% 1.69% 1.38% 1.05% 0.97% 0.95%	To Be Determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies

5	For the Portfolio’s assets invested in High Income Fund, Inc., such fee will be reduced to the fee level of High Income Fund, Inc., proportionate to AMI’s assets invested in High Income Fund, Inc. High Income Fund, Inc. advisory fee schedule is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion, and $0.40% on the balance.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

64	• AB ALL MARKET INCOME PORTFOLIO

include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.8

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB ALL MARKET INCOME PORTFOLIO •	65

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
All Market Income Portfolio[13]	0.750	0.776	4/9

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	The Portfolio’s EG includes the Portfolio, four other Flexible Portfolio Funds (“FX”) and four Global Flexible Portfolio Funds (“GX”).

66	• AB ALL MARKET INCOME PORTFOLIO

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
All Market Income Portfolio[16]	0.990	1.168	2/9	1.149	3/13

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

16	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load FX and GX, excluding outliers.

AB ALL MARKET INCOME PORTFOLIO •	67

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

68	• AB ALL MARKET INCOME PORTFOLIO

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB ALL MARKET INCOME PORTFOLIO •	69

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the proposed advisory fee schedule for the Portfolio; and the Adviser’s plan for the Portfolio to make direct investments in high income securities and receive an advisory fee rate of 70 basis points rather than 50 basis points advisory fee that the Adviser would receive for assets invested in High Income Fund, Inc. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

70	• AB ALL MARKET INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB ALL MARKET INCOME PORTFOLIO •	71

AB Family of Funds

NOTES

72	• AB ALL MARKET INCOME PORTFOLIO

NOTES

AB ALL MARKET INCOME PORTFOLIO •	73

NOTES

74	• AB ALL MARKET INCOME PORTFOLIO

NOTES

AB ALL MARKET INCOME PORTFOLIO •	75

NOTES

76	• AB ALL MARKET INCOME PORTFOLIO

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMI-0152-0516

MAY    05.31.16

SEMI-ANNUAL REPORT

AB ASIA EX-JAPAN EQUITY PORTFOLIO

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 3, 2015+	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.60	$6.82	1.40%
Hypothetical**	$1,000	$1,018.00	$7.06	1.40%
Class C
Actual	$1,000	$967.00	$10.46	2.15%
Hypothetical**	$1,000	$1,014.25	$10.83	2.15%
Advisor Class
Actual	$1,000	$971.80	$5.61	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%
+	Commencement of operations.

*	Actual expenses paid are based on the period from December 3, 2015 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 181/366 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.9

*	All data are as of May 31, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$259,462	5.3%
Tata Motors Ltd.	192,859	4.0
Tencent Holdings Ltd.	175,331	3.6
Taiwan Semiconductor Manufacturing Co., Ltd.	153,111	3.1
KB Financial Group, Inc.	148,361	3.1
Shinhan Financial Group Co., Ltd.	148,242	3.0
China Overseas Land & Investment Ltd.	144,022	3.0
WH Group Ltd.	142,751	3.0
LG Chem Ltd.	136,202	2.8
Largan Precision Co., Ltd.	133,116	2.7
	$1,633,457	33.6%

*	Long-term investments.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 28.3%
Banks – 12.4%
Bangkok Bank PCL	10,900	$50,495
China CITIC Bank Corp., Ltd. – Class H	137,000	80,659
China Development Financial Holding Corp.	143,000	35,995
Dah Sing Financial Holdings, Ltd.	5,600	37,374
ICICI Bank Ltd.	13,730	49,409
KB Financial Group, Inc.	5,200	148,361
Punjab National Bank	12,220	14,291
Shinhan Financial Group Co., Ltd.	4,470	148,242
State Bank of India	11,970	36,467

		601,293

Consumer Finance – 0.9%
Samsung Card Co., Ltd.	1,420	45,679

Insurance – 5.0%
Dongbu Insurance Co., Ltd.	2,010	123,145
Hyundai Marine & Fire Insurance Co., Ltd.	1,760	46,661
PICC Property & Casualty Co., Ltd. – Class H	40,000	72,987

		242,793

Real Estate Management & Development – 9.5%
Cheung Kong Property Holdings Ltd.	10,000	62,414
China Overseas Land & Investment Ltd.	48,000	144,022
China Resources Land Ltd.	31,000	73,938
CIFI Holdings Group Co., Ltd.	272,000	64,294
Greentown China Holdings Ltd.(a)	13,500	9,503
New World Development Co., Ltd.	63,000	59,346
Sino Land Co., Ltd.	32,000	48,861

		462,378

Thrifts & Mortgage Finance – 0.5%
LIC Housing Finance Ltd.	3,490	24,367

		1,376,510

Information Technology – 23.6%
Communications Equipment – 0.3%
BYD Electronic International Co., Ltd.(a)	28,500	15,623

Electronic Equipment, Instruments & Components – 3.0%
Ju Teng International Holdings Ltd.	26,000	11,315
Largan Precision Co., Ltd.	1,600	133,116

		144,431

Internet Software & Services – 3.6%
Tencent Holdings Ltd.	7,900	175,331

Semiconductors & Semiconductor Equipment – 11.4%
Advanced Semiconductor Engineering, Inc.	103,000	118,241
Chipbond Technology Corp.	58,000	71,654

4	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Hua Hong Semiconductor Ltd.(b)	96,000	$89,577
Kinsus Interconnect Technology Corp.	24,000	52,405
Novatek Microelectronics Corp.	21,000	69,681
Taiwan Semiconductor Manufacturing Co., Ltd.	32,000	153,111

		554,669

Technology Hardware, Storage & Peripherals – 5.3%
Samsung Electronics Co., Ltd.	155	167,770
Samsung Electronics Co., Ltd. (Preference Shares)	103	91,692

		259,462

		1,149,516

Consumer Discretionary – 15.8%
Auto Components – 3.0%
Hankook Tire Co., Ltd.	2,770	118,966
Nexen Tire Corp.	2,380	27,443

		146,409

Automobiles – 6.7%
Chongqing Changan Automobile Co., Ltd. – Class B	30,100	41,989
Dongfeng Motor Group Co., Ltd. – Class H	58,000	64,464
Kia Motors Corp.	750	29,340
Tata Motors Ltd.(a)	15,630	105,086
Tata Motors Ltd. – Class A(a)	18,900	87,773

		328,652

Diversified Consumer Services – 1.5%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	1,720	72,670

Household Durables – 1.6%
Skyworth Digital Holdings Ltd.	128,000	77,344

Internet & Catalog Retail – 0.8%
JD.com, Inc. (ADR)(a)	1,530	37,653

Multiline Retail – 1.2%
Lotte Shopping Co., Ltd.	300	57,431

Textiles, Apparel & Luxury Goods – 1.0%
Luthai Textile Co., Ltd. – Class B	17,900	23,538
Yue Yuen Industrial Holdings Ltd.	7,000	26,274

		49,812

		769,971

Telecommunication Services – 7.1%
Diversified Telecommunication Services – 3.9%
China Unicom Hong Kong Ltd.	64,000	69,042
Chunghwa Telecom Co., Ltd.	21,000	70,848
KT Corp.	920	24,828
KT Corp. (Sponsored ADR)	1,606	23,271

		187,989

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.2%
China Mobile Ltd.	7,000	$79,796
XL Axiata Tbk PT(a)	296,250	76,444

		156,240

		344,229

Materials – 5.7%
Chemicals – 3.5%
LG Chem Ltd.	600	136,202
Lotte Chemical Corp.	140	33,304

		169,506

Metals & Mining – 0.4%
Vale Indonesia Tbk PT(a)	160,500	19,436

Paper & Forest Products – 1.8%
Nine Dragons Paper Holdings Ltd.	124,000	89,630

		278,572

Utilities – 5.3%
Electric Utilities – 2.5%
Korea Electric Power Corp.	2,330	122,847

Independent Power and Renewable Electricity Producers – 2.8%
Huadian Power International Corp., Ltd. – Class H	120,000	63,389
Huaneng Renewables Corp. Ltd. – Class H	102,000	30,987
NTPC Ltd.	18,670	39,409

		133,785

		256,632

Consumer Staples – 4.6%
Food Products – 3.0%
WH Group Ltd.(b)	185,500	142,751

Tobacco – 1.6%
Gudang Garam Tbk PT	15,500	78,468

		221,219

Industrials – 3.6%
Construction & Engineering – 3.6%
China Railway Group Ltd. – Class H	74,000	56,751
Daelim Industrial Co., Ltd.	700	47,677
GS Engineering & Construction Corp.(a)	920	22,817
Hyundai Engineering & Construction Co., Ltd.	1,620	46,450

		173,695

Energy – 1.9%
Oil, Gas & Consumable Fuels – 1.9%
CNOOC Ltd.	40,000	47,573
Petronet LNG Ltd.	11,290	45,809

		93,382

6	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.5%
Health Care Providers & Services – 1.5%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	33,800	$73,039

Total Investments – 97.4% (cost $4,724,119)		4,736,765
Other assets less liabilities – 2.6%		127,547

Net Assets – 100.0%		$4,864,312

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $232,328 or 4.8% of net assets.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,724,119)	$4,736,765
Cash	52,007
Foreign currencies, at value (cost $61,968)	61,881
Receivable for investment securities sold and foreign currency transactions	68,477
Prepaid expenses	67,980
Receivable from Adviser	36,578
Dividends receivable	14,179

Total assets	5,037,867

Liabilities
Offering expenses payable	79,055
Audit fee payable	29,009
Payable for investment securities purchased	19,797
Legal fee payable	18,843
Custody fee payable	10,652
Transfer Agent fee payable	4,260
Distribution fee payable	10
Accrued expenses and other liabilities	11,929

Total liabilities	173,555

Net Assets	$4,864,312

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	5,034,930
Distributions in excess of net investment income	(7,515)
Accumulated net realized loss on investment and foreign currency transactions	(175,283)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,130

$4,864,312

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,022	1,246	$9.65	*

C	$9,674	1,006	$9.62

Advisor	$4,842,616	501,331	$9.66

*	The maximum offering price per share for Class A shares was $10.08, which reflects a sales charge of 4.25%.

See notes to financial statements.

8	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from December 3, 2015(a) to May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,611)	$48,450	$48,450

Expenses
Advisory fee (see Note B)	21,024
Distribution fee—Class A	12
Distribution fee—Class C	47
Transfer agency—Class A	19
Transfer agency—Class C	18
Transfer agency—Advisor Class	8,787
Amortization of offering expenses	66,141
Administrative	36,744
Custodian	29,874
Audit and tax	29,509
Legal	18,842
Directors’ fees	10,119
Printing	5,951
Registration fees	10,406
Miscellaneous	14,331

Total expenses	251,824
Less: expenses waived and reimbursed by the Adviser (see Note B)	(224,900)

Net expenses		26,924

Net investment income		21,526

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(164,679)
Foreign currency transactions		(10,604)
Net change in unrealized appreciation/depreciation on:
Investments		12,243 (b)
Foreign currency denominated assets and liabilities		(113)

Net loss on investment and foreign currency transactions		(163,153)

Net Decrease in Net Assets from Operations		$(141,627)

(a)	Commencement of operations.

(b)	Net of increase in accrued foreign capital gains of $403.

See notes to financial statements.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 3, 2015(a) to May 31, 2016 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,526
Net realized loss on investment and foreign currency transactions	(175,283)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	12,130

Net decrease in net assets from operations	(141,627)
Dividends to Shareholders from
Net investment income
Class A	(56)
Class C	(51)
Advisor Class	(28,934)
Capital Stock Transactions
Net increase	5,034,980

Total increase	4,864,312
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(7,515))	$4,864,312

(a)	Commencement of operations.

See notes to financial statements.

10	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Asia Ex-Japan Equity Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on December 3, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of May 31, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	11

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	13

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$50,495		$1,326,015		$	– 0	–	$1,376,510
Information Technology	– 0	–	1,149,516			– 0	–	1,149,516
Consumer Discretionary	110,323		659,648			– 0	–	769,971
Telecommunication Services	23,271		320,958			– 0	–	344,229
Materials	– 0	–	278,572			– 0	–	278,572
Utilities	– 0	–	256,632			– 0	–	256,632
Consumer Staples	– 0	–	221,219			– 0	–	221,219
Industrials	– 0	–	173,695			– 0	–	173,695
Energy	– 0	–	93,382			– 0	–	93,382
Health Care	– 0	–	73,039			– 0	–	73,039

Total Investments in Securities	184,089		4,552,676	†		– 0	–	4,736,765
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$184,089		$4,552,676		$	– 0	–	$4,736,765

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic

14	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	15

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $134,121 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.40%, 2.15% and 1.15% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through November 30, 2016 are subject to repayment by the Fund until November 30, 2019. Any fees waived and expenses borne by the Adviser from December 1, 2016 through December 3, 2016 are subject to repayment by the Fund until November 30, 2020, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth per the Expense Caps. The Expense Caps may not be terminated by the Adviser before December 3, 2016. For the period ended May 31, 2016, such waiver/reimbursement amounted to $188,156.

16	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended May 31, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $36,744.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,064 for the period ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended May 31, 2016.

Brokerage commissions paid on investment transactions for the period ended May 31, 2016 amounted to $6,097, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	17

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,983,436		$2,094,638
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$234,795
Gross unrealized depreciation	(222,149)

Net unrealized appreciation	$12,646

1. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

18	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 3, 2015* to May 31, 2016 (unaudited)	December 3, 2015* to May 31, 2016 (unaudited)

Class A
Shares sold	1,240	$12,431

Shares issued in reinvestment of dividends	6	56

Net increase	1,246	$12,487

Class C
Shares sold	1,001	$10,004

Shares issued in reinvestment of dividends	5	51

Net increase	1,006	$10,055

Advisor Class
Shares sold	498,354	$4,983,504

Shares issued in reinvestment of dividends	2,977	28,934

Net increase	501,331	$5,012,438

*	Commencement of operations.

At May 31, 2016, the Adviser owns approximately 100% of the Fund’s outstanding shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk—Investments in emerging market and frontier market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk—Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	19

Notes to Financial Statements

within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political, and regulatory developments, and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

20	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Notes to Financial Statements

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 7, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	21

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 3, 2015(a) to May 31, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	(.33)

Net increase in net asset value from operations	(.29)

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 9.65

Total Return
Total investment return based on net asset value(d)	(2.94)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.40%
Expenses, before waivers/reimbursements(e)	11.04%
Net investment income(c)(e)	.78%
Portfolio turnover rate	44%

See footnote summary on page 24.

22	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	December 3, 2015(a) to May 31, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.00	)(f)
Net realized and unrealized gain on investment and foreign currency transactions	(.33)

Net increase in net asset value from operations	(.33)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 9.62

Total Return
Total investment return based on net asset value(d)	(3.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.15%
Expenses, before waivers/reimbursements(e)	11.79%
Net investment loss(c)(e)	(.08)%
Portfolio turnover rate	44%

See footnote summary on page 24.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 3, 2015(a) to May 31, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	(.32)

Net increase in net asset value from operations	(.28)

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 9.66

Total Return
Total investment return based on net asset value(d)	(2.82)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,843
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%
Expenses, before waivers/reimbursements(e)	10.78%
Net investment income(c)(e)	.92%
Portfolio turnover rate	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $.005.

See notes to financial statements.

24	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Stuart Rae(2), Vice President Rajeev Eyunni(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Rae and Eyunni are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	25

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Asia ex-Japan Equity Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on August 4-5, 2015.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser manages several

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	27

accounts in an institutional composite with a similar investment style and the directors reviewed performance information for this composite. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual effective advisory fee rate of 90 basis points was at the Lipper expense group median.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the

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Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee is reasonable.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation of 1.40% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.40%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 1.40%, giving effect to the proposed expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio, reflecting the proposed expense limitation agreement, was satisfactory.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	29

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Asia Ex-Japan Equity Portfolio (the “Asia Portfolio” or “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective will be to seek long-term growth of capital. The Adviser will seek to achieve the Portfolio’s investment objective, under normal circumstances, by investing 80% of the Portfolio’s net assets in a portfolio of equity securities of companies in the Asia region, excluding companies in Japan (“Asia ex-Japan”).3 Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, or REITs, global depositary receipts and derivative instruments related to equity securities. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify undervalued securities, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge foreign currency exposure resulting from Asia Portfolio’s security positions through the use of currency-related derivatives. Asia Portfolio may also take long and short positions in currencies or related derivatives independent of any security positions. The Adviser expects to utilize derivatives, such as options, futures contracts, forwards and swaps, to gain market exposure. The use of derivatives may create gross exposure for Asia Portfolio that will at times be in excess of the Portfolio’s net assets, effectively

1	The Senior Officer’s fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Asia ex-Japan companies include any company that (i) is domiciled or organized in an Asia ex-Japan country; (ii) has an established presence and conducts business or a significant part of its economic activities in the Asia ex-Japan region; or (iii) has business activities that are meaningfully affected by economic developments in the Asia ex-Japan region.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	31

leveraging the Portfolio. The Adviser does not expect that Asia Portfolio will be leveraged substantially or frequently.

The Portfolio’s benchmark will be the MSCI AC Asia ex-Japan Index (Net Dividend Reinvest). The Adviser expects Lipper and Morningstar to place Asia Portfolio in its respective Pacific Ex Japan and Pacific/Asia ex-Japan Stock categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

4	Jones v. Harris at 1427.

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Portfolio	Advisory Fee
Asia Portfolio[5],[6]	0.90% on the first $2.5 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the commencement of the public offering of the Portfolio. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[7]	Fiscal Year End
Asia Portfolio	Class A	1.40%	1.48%	November
	Class C	2.15%	2.25%
	Class R	1.65%	1.89%
	Class K	1.40%	1.58%
	Class I	1.15%	1.25%
	Advisor	1.15%	1.23%
	Class Z	1.15%	1.15%

5	The effective fee rate based on the proposed investment advisory fee schedule for the Portfolio is lower than the effective fee based on the investment advisory fee schedules of AB Cap Fund, Inc. – Emerging Markets Growth Portfolio (“EM Growth”) and AB Cap Fund, Inc. – Emerging Markets Core Portfolio (“EM Core”): 1.175% on the first $1 billion, 1.05% on the next $1 billion, 1.00% on the next $1 billion, 0.90% on the next $3 billion and 0.85% on the balance (the Adviser is currently waiving 0.05% of the advisory fees charged to EM Growth and EM Core). It should be noted that the investment strategies for both EM Core and EM Growth are not as restrictive as the Portfolio. Both EM Core and EM Growth invest in emerging market countries, but are generally restricted from investing in developed markets, unlike the Portfolio, which may invest in developed markets in Asia except for Japan.

6	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the International category, which is how the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the International category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

7	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	33

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the institutional fee schedule,

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.9

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Asia Portfolio	$250.0	Asia Ex-Japan Value 0.95% on the first $25 million 0.85% on the next $25 million 0.80% on the next $50 million 0.70% on the balance Minimum account size $25 million	0.760%	0.900%	0.140%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan and Taiwan, and sold to non-United States resident investors. The Adviser charges the following fees for AB Asia Ex-Japan Equity Portfolio (UCITS), a Luxembourg fund that has a substantially similar investment style as Asia Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Asia Portfolio	Asia Ex-Japan Equity Portfolio (UCITS)
	Class A	1.70%
	Class I (Institutional)	0.90%

The AB Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as Asia Portfolio is set forth in the table below:

Portfolio	ITL Fund	Advisory Fee	Custodian Fee	Management Fee
Asia Portfolio	Asia Pacific Income and Growth Fund	1.60%	0.25%	1.85%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	35

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

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Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Asia Portfolio[15]	0.900	0.904	3/7

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Asia Portfolio[18]	1.400	1.469	3/7	1.591	4/19

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Asia Portfolio’s EG consists of the Portfolio, four other Pacific Ex-Japan (“XJ”) funds and two Pacific Region (“PC”) funds.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

18	Asia Portfolio’s EU consists of the Portfolio, the EG, and all other XJ and PC funds, excluding outliers.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	37

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide brokerage, transfer agent and distribution related services to the Portfolios and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party

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clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	39

two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the August 4-5, 2015 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	41

AB Family of Funds

NOTES

42	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

NOTES

AB ASIA EX-JAPAN EQUITY PORTFOLIO •	43

NOTES

44	• AB ASIA EX-JAPAN EQUITY PORTFOLIO

AB ASIA EX-JAPAN EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AJEP-0152-0516

MAY     05.31.16

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 12, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

Investment Results

The table on page 4 shows the Fund’s performance compared with its primary benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2016.

During the six-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Security selection drove the outperformance, relative to the benchmark. The Fund’s industrials, consumer discretionary and consumer staples holdings contributed to performance. An underweight position in the utilities sector and an overweight position in the consumer discretionary sector detracted. Security selection in the materials sector also detracted from performance.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Security selection drove the outperformance. The Fund’s industrials and financials holdings contributed to performance. An overweight in the consumer discretionary sector and an underweight in the financials sector were the leading detractors from performance. The Fund’s materials holdings also detracted.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Over the 12-month period, equity markets reflected changes in investor sentiment. Indeed, investors shifted

AB SMALL CAP VALUE PORTFOLIO •	1

sharply from risk-off to risk-on mode over the period, as perceptions of threats to economic growth changed. Since late January, there has been a rotation toward economically sensitive value stocks. Investors rewarded cyclical stocks, companies with weaker balance sheets and those sensitive to turbulent markets. In May, US equities ended on an up note, as preoccupation with the economy and corporate profits was offset by renewed potential of a rate hike from the US Federal Reserve (the “Fed”) in June. However, even with the month’s rally, investor anxiety continued to weigh heavily on smaller- cap stocks. As has been the case for some time, investors are concerned that Fed policy actions and feedback from a softening Chinese economy will weigh on global economic growth rates.

For the six- and 12-month periods large-cap stocks outperformed small-cap stocks and small-cap value outperformed small-cap growth. After being underweight energy stocks in 2015, the Fund’s Senior Investment Management Team (the “Team”) has begun to add to the Fund’s energy exposure. The current economic climate has allowed the Team to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB SMALL CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000 Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SMALL CAP VALUE PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Small Cap Value Portfolio*
Class A	0.53%	-0.41%

Class C	0.18%	-1.22%

Advisor Class†	0.62%	-0.23%

Russell 2000 Value Index	0.19%	-2.75%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.41%	-4.67%
Since Inception*	4.77%	1.78%

Class C Shares
1 Year	-1.22%	-2.21%
Since Inception*	3.97%	3.97%

Advisor Class Shares†
1 Year	-0.23%	-0.23%
Since Inception*	5.03%	5.03%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.89%, 2.74% and 1.64% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/3/2014.

†	Advisor Class shares are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SMALL CAP VALUE PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.00%
Since Inception*	0.72%

Class C Shares
1 Year	-2.42%
Since Inception*	2.75%

Advisor Class Shares†
1 Year	-0.52%
Since Inception*	3.76%

*	Inception date: 12/3/2014.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SMALL CAP VALUE PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.30	$6.27	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class C
Actual	$1,000	$1,001.80	$10.01	2.00%
Hypothetical**	$1,000	$1,015.00	$10.08	2.00%
Advisor Class
Actual	$1,000	$1,006.20	$5.02	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

AB SMALL CAP VALUE PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $97.6

TEN LARGEST HOLDINGS†

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Southwest Gas Corp.	$1,596,196	1.7%
Gramercy Property Trust	1,550,078	1.6
NCR Corp.	1,518,061	1.5
Webster Financial Corp.	1,501,394	1.5
QEP Resources, Inc.	1,444,570	1.5
Finisar Corp.	1,424,149	1.5
First American Financial Corp.	1,416,792	1.5
Big Lots, Inc.	1,416,284	1.4
Texas Capital Bancshares, Inc.	1,410,125	1.4
PNM Resources, Inc.	1,400,954	1.4
	$14,678,603	15.0%

*	All data are as of May 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB SMALL CAP VALUE PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 27.3%
Banks – 14.3%
1st Source Corp.	22,500	$762,525
Associated Banc-Corp.	63,600	1,188,684
Customers Bancorp, Inc.(a)	40,880	1,099,263
First Commonwealth Financial Corp.	67,150	630,539
First Niagara Financial Group, Inc.	81,330	888,124
FirstMerit Corp.	56,140	1,273,255
Fulton Financial Corp.	65,120	927,960
Independent Bank Group, Inc.	15,500	589,310
Sterling Bancorp./DE	59,730	983,156
Synovus Financial Corp.	30,600	984,402
Texas Capital Bancshares, Inc.(a)	27,520	1,410,125
Webster Financial Corp.	38,340	1,501,394
Wilshire Bancorp, Inc.	71,110	812,787
Zions Bancorporation	32,040	897,761

		13,949,285

Capital Markets – 0.7%
Greenhill & Co., Inc.	33,150	683,553

Insurance – 4.8%
CNO Financial Group, Inc.	48,740	988,934
First American Financial Corp.	37,050	1,416,792
Hanover Insurance Group, Inc. (The)	8,820	764,518
State Auto Financial Corp.	16,080	329,640
Validus Holdings Ltd.	24,790	1,207,025

		4,706,909

Real Estate Investment Trusts (REITs) – 4.8%
Gramercy Property Trust	173,581	1,550,078
National Storage Affiliates Trust	60,070	1,252,460
Ramco-Gershenson Properties Trust	70,040	1,261,420
Summit Hotel Properties, Inc.	51,170	598,689

		4,662,647

Thrifts & Mortgage Finance – 2.7%
Essent Group Ltd.(a)	49,850	1,089,721
HomeStreet, Inc.(a)	36,700	754,552
WSFS Financial Corp.	21,750	771,473

		2,615,746

		26,618,140

Information Technology – 19.5%
Communications Equipment – 4.5%
Extreme Networks, Inc.(a)	164,500	607,005
Finisar Corp.(a)	84,670	1,424,149
Infinera Corp.(a)	46,150	605,027
Mitel Networks Corp.(a)(b)	127,370	871,211
Polycom, Inc.(a)	70,540	846,480

		4,353,872

AB SMALL CAP VALUE PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 3.2%
Anixter International, Inc.(a)	16,810	$1,011,962
Daktronics, Inc.	41,600	331,552
TTM Technologies, Inc.(a)	84,180	659,129
Vishay Intertechnology, Inc.	85,710	1,110,802

		3,113,445

IT Services – 3.6%
Booz Allen Hamilton Holding Corp.	46,670	1,366,031
CSG Systems International, Inc.	25,800	1,096,758
ExlService Holdings, Inc.(a)	10,510	544,418
Unisys Corp.(a)(b)	65,040	548,937

		3,556,144

Semiconductors & Semiconductor Equipment – 5.5%
Advanced Micro Devices, Inc.(a)	126,870	579,796
Cabot Microelectronics Corp.	17,240	743,733
Cypress Semiconductor Corp.(b)	112,068	1,191,283
FormFactor, Inc.(a)	158,080	1,133,433
MKS Instruments, Inc.	27,460	1,125,311
SunEdison Semiconductor Ltd.(a)	100,058	570,331

		5,343,887

Software – 1.2%
Verint Systems, Inc.(a)	35,480	1,170,485

Technology Hardware, Storage & Peripherals – 1.5%
NCR Corp.(a)	49,160	1,518,061

		19,055,894

Consumer Discretionary – 18.6%
Auto Components – 2.0%
Dana Holding Corp.	73,500	883,470
Tenneco, Inc.(a)	19,130	1,027,664

		1,911,134

Hotels, Restaurants & Leisure – 1.3%
Bloomin’ Brands, Inc.	68,810	1,310,831

Household Durables – 3.1%
Ethan Allen Interiors, Inc.	38,580	1,302,846
Helen of Troy Ltd.(a)	8,060	828,810
Meritage Homes Corp.(a)	23,600	861,164

		2,992,820

Internet & Catalog Retail – 2.3%
FTD Cos., Inc.(a)	50,730	1,381,885
Shutterfly, Inc.(a)	18,530	894,999

		2,276,884

Media – 2.9%
Cable One, Inc.	1,350	661,487
Regal Entertainment Group – Class A(b)	40,580	853,397
Scholastic Corp.	34,930	1,364,016

		2,878,900

10	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.4%
Big Lots, Inc.	27,080	$1,416,284

Specialty Retail – 4.6%
Caleres, Inc.	38,120	932,415
Children’s Place, Inc. (The)	18,690	1,317,271
Citi Trends, Inc.	65,520	1,018,836
MarineMax, Inc.(a)	26,350	447,423
Office Depot, Inc.(a)	205,920	737,194

		4,453,139

Textiles, Apparel & Luxury Goods – 1.0%
Crocs, Inc.(a)	98,340	967,666

		18,207,658

Industrials – 18.0%
Aerospace & Defense – 1.0%
Esterline Technologies Corp.(a)	14,170	955,200

Air Freight & Logistics – 0.8%
Air Transport Services Group, Inc.(a)	64,460	815,419

Airlines – 1.4%
SkyWest, Inc.	55,810	1,317,116

Commercial Services & Supplies – 2.5%
ABM Industries, Inc.	35,680	1,219,186
Viad Corp.	38,250	1,216,732

		2,435,918

Construction & Engineering – 4.3%
AECOM(a)	38,090	1,223,070
Aegion Corp.(a)	54,530	1,090,054
EMCOR Group, Inc.	21,240	1,009,962
Granite Construction, Inc.	13,130	563,671
Tutor Perini Corp.(a)	13,850	313,287

		4,200,044

Electrical Equipment – 0.7%
Regal Beloit Corp.	12,570	718,124

Machinery – 1.3%
Oshkosh Corp.	26,460	1,214,779

Professional Services – 1.0%
Mistras Group, Inc.(a)	40,940	1,015,721

Road & Rail – 2.2%
Covenant Transportation Group, Inc. – Class A(a)	53,230	1,135,928
Saia, Inc.(a)	38,490	1,003,435

		2,139,363

Trading Companies & Distributors – 2.1%
MRC Global, Inc.(a)	84,570	1,200,048
WESCO International, Inc.(a)	15,120	881,950

		2,081,998

AB SMALL CAP VALUE PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.7%
Wesco Aircraft Holdings, Inc.(a)	45,770	$644,899

		17,538,581

Energy – 6.1%
Energy Equipment & Services – 2.4%
Oil States International, Inc.(a)	36,550	1,201,033
RPC, Inc.(a)(b)	73,270	1,080,732

		2,281,765

Oil, Gas & Consumable Fuels – 3.7%
Gulfport Energy Corp.(a)	33,540	1,031,020
QEP Resources, Inc.	77,540	1,444,570
Synergy Resources Corp.(a)	193,170	1,166,747

		3,642,337

		5,924,102

Health Care – 3.5%
Health Care Providers & Services – 2.9%
LifePoint Health, Inc.(a)	14,030	930,049
Molina Healthcare, Inc.(a)	23,900	1,157,477
WellCare Health Plans, Inc.(a)	7,360	746,451

		2,833,977

Life Sciences Tools & Services – 0.6%
ICON PLC(a)	8,780	618,463

		3,452,440

Utilities – 3.1%
Electric Utilities – 1.4%
PNM Resources, Inc.	42,660	1,400,954

Gas Utilities – 1.7%
Southwest Gas Corp.	22,990	1,596,196

		2,997,150

Materials – 1.5%
Chemicals – 0.1%
A. Schulman, Inc.	5,770	146,039

Containers & Packaging – 1.4%
Graphic Packaging Holding Co.	98,940	1,325,796

		1,471,835

Consumer Staples – 1.2%
Beverages – 1.2%
Cott Corp.	81,260	1,176,645

Total Common Stocks (cost $93,700,092)		96,442,445

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(c)(d) (cost $1,037,188)	1,037,188	1,037,188

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $94,737,280)		97,479,633

12	• AB SMALL CAP VALUE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.6%
Investment Companies – 3.6%
AB Exchange Reserves – Class I, 0.38%(c)(d) (cost $3,487,514)	3,487,514	$3,487,514

Total Investments – 103.5% (cost $98,224,794)		100,967,147
Other assets less liabilities – (3.5)%		(3,398,404)

Net Assets – 100.0%		$97,568,743

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $93,700,092)	$96,442,445 (a)
Affiliated issuers (cost $4,524,702—including investment of cash collateral for securities loaned of $3,487,514)	4,524,702
Receivable for capital stock sold	175,115
Receivable for investment securities sold	127,422
Dividends and interest receivable	51,012

Total assets	101,320,696

Liabilities
Payable for collateral received on securities loaned	3,487,514
Payable for capital stock redeemed	99,132
Payable for investment securities purchased	67,465
Advisory fee payable	51,895
Distribution fee payable	18,815
Transfer Agent fee payable	2,936
Accrued expenses	24,196

Total liabilities	3,751,953

Net Assets	$97,568,743

Composition of Net Assets
Capital stock, at par	$917
Additional paid-in capital	96,247,944
Distributions in excess of net investment income	(45,166)
Accumulated net realized loss on investment transactions	(1,377,305)
Net unrealized appreciation on investments	2,742,353

$97,568,743

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$94,889,556	8,916,673	$10.64	*

C	$34,493	3,272	$10.54

Advisor	$2,644,694	247,594	$10.68

*	The maximum offering price per share for Class A shares was $11.11 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $3,464,843 (see Note E).

See notes to financial statements.

14	• AB SMALL CAP VALUE PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $798)	$532,731
Affiliated issuers	7,212
Securities lending income	7,878	$547,821

Expenses
Advisory fee (see Note B)	341,899
Distribution fee—Class A	103,242
Distribution fee—Class C	161
Transfer agency—Class A	9,597
Transfer agency—Class C	45
Transfer agency—Advisor Class	333
Custodian	44,988
Registration fees	33,355
Administrative	31,815
Legal	19,375
Audit and tax	18,124
Directors’ fees	10,598
Printing	6,922
Amortization of offering expenses	874
Miscellaneous	2,940

Total expenses	624,268
Less: expenses waived and reimbursed by the Adviser (see Note B)	(93,445)

Net expenses		530,823

Net investment income		16,998

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(1,302,698)
Net change in unrealized appreciation/depreciation of investments		2,376,407

Net gain on investment transactions		1,073,709

Net Increase in Net Assets from Operations		$1,090,707

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2016 (unaudited)	December 3, 2014(a) to November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,998	$18,864
Net realized gain (loss) on investment transactions	(1,302,698)	218,286
Net change in unrealized appreciation/depreciation of investments	2,376,407	365,946

Net increase in net assets from operations	1,090,707	603,096
Dividends and Distributions to Shareholders from
Net investment income
Class A	(124,060)	(37)
Class C	– 0	–	(37)
Advisor Class	(5,961)	(11,255)
Net realized gain on investment transactions
Class A	(278,943)	– 0	–
Class C	(118)	– 0	–
Advisor Class	(13,832)	– 0	–
Capital Stock Transactions
Net increase	13,085,313	83,223,870

Total increase	13,753,106	83,815,637
Net Assets
Beginning of period	83,815,637	– 0	–

End of period (including distributions in excess of net investment income of ($45,166) and undistributed net investment income of $67,857, respectively)	$97,568,743	$83,815,637

(a)	Commencement of operations.

See notes to financial statements.

16	• AB SMALL CAP VALUE PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on December 3, 2014. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB SMALL CAP VALUE PORTFOLIO •	17

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$96,442,445		$	– 0	–	$	– 0	–	$96,442,445
Short-Term Investments	1,037,188			– 0	–		– 0	–	1,037,188
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,487,514			– 0	–		– 0	–	3,487,514

Total Investments in Securities	100,967,147			– 0	–		– 0	–	100,967,147

Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$100,967,147		$	– 0	–	$	– 0	–	$100,967,147

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

AB SMALL CAP VALUE PORTFOLIO •	19

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

20	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

AB SMALL CAP VALUE PORTFOLIO •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $106,382 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through November 30, 2015 are subject to repayment by the Fund until November 30, 2018. Any fees waived and expenses borne by the Adviser from December 1, 2015 through December 2, 2015 are subject to repayment by the Fund until November 30, 2019. Under any circumstance, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before March 1, 2017. For the six months ended May 31, 2016, such reimbursements/waivers amounted to $61,630.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $31,815.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has

22	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

advised the Fund that it has retained front-end sales charges of $127 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$3,420	$18,197	$20,580	$1,037	$4

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $536, of which $536 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of each Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB SMALL CAP VALUE PORTFOLIO •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$33,945,570		$20,374,799
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$8,344,118
Gross unrealized depreciation	(5,601,765)

Net unrealized appreciation	$2,742,353

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $3,464,843 and had received cash collateral which has been invested into AB Exchange Reserves of $3,487,514. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $7,878 and $3,682 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$2,231	$14,600	$13,343	$3,488

AB SMALL CAP VALUE PORTFOLIO •	25

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2016 (unaudited)		December 3, 2014(a) to November 30, 2015	Six Months Ended May 31, 2016 (unaudited)			December 3, 2014(a) to November 30, 2015

Class A
Shares sold	1,978,822		7,662,717		$19,706,005		$81,138,387

Shares issued in reinvestment of dividends and distributions	40,241		4		397,585		37

Shares redeemed	(594,013)		(171,098)		(5,812,674)		(1,688,228)

Net increase	1,425,050		7,491,623		$14,290,916		$79,450,196

Class C
Shares sold	– 0	–	4,376	$	– 0	–	$45,213

Shares issued in reinvestment of dividends and distributions	9		3		82		37

Shares redeemed	– 0	–	(1,116)		– 0	–	(11,875)

Net increase	9		3,263		$82		$33,375

Advisor Class
Shares sold	32,253		880,093		$304,627		$8,876,897

Shares issued in reinvestment of dividends and distributions	1,997		1,083		19,792		11,255

Shares redeemed	(168,749)		(499,083)		(1,530,104)		(5,147,853)

Net increase (decrease)	(134,499)		382,093		$(1,205,685)		$3,740,299

(a)	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

26	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended November 30, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$11,329

Total taxable distributions	$11,329

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$351,089
Undistributed capital gains	5,522
Unrealized appreciation/(depreciation)	295,478	(a)

Total accumulated earnings/(deficit)	$652,089

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

AB SMALL CAP VALUE PORTFOLIO •	27

Notes to Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

28	• AB SMALL CAP VALUE PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

	Class A
	Six Months Ended May 31, 2016 (unaudited)	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.64	$ 10.00

Income From Investment Operations
Net investment income(b)(c)(d)	.00	.00
Net realized and unrealized gain on investment transactions	.06	.66

Net increase in net asset value from operations	.06	.66

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.06)	– 0	–

Net asset value, end of period	$ 10.64	$ 10.64

Total Return
Total investment return based on net asset value(e)	.53%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,890	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.25%	1.25%
Expenses, before waivers/reimbursements^	1.47%	1.91%
Net investment income(c)^	.03%	.02%
Portfolio turnover rate	24%	43%

See footnote summary on page 31.

AB SMALL CAP VALUE PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2016 (unaudited)	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.56	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.08)
Net realized and unrealized gain on investment transactions	.05	.66

Net increase in net asset value from operations	.02	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.04)	– 0	–

Net asset value, end of period	$ 10.54	$ 10.56

Total Return
Total investment return based on net asset value(e)	.18%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	2.00%	2.00%
Expenses, before waivers/reimbursements^	2.47%	4.26%
Net investment loss(c)^	(.71)%	(.75)%
Portfolio turnover rate	24%	43%

See footnote summary on page 31.

30	• AB SMALL CAP VALUE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016 (unaudited)	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.02
Net realized and unrealized gain on investment transactions	.07	.66

Net increase in net asset value from operations	.08	.68

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.02)
Distributions from net realized gain on investment transactions	(.04)	– 0	–

Total dividends and distributions	(.06)	– 0	–

Net asset value, end of period	$ 10.68	$ 10.66

Total Return
Total investment return based on net asset value(e)(f)	.62%	6.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,645	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.00%	1.00%
Expenses, before waivers/reimbursements^	1.22%	3.55%
Net investment income(c)^	.28%	.24%
Portfolio turnover rate	24%	43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

AB SMALL CAP VALUE PORTFOLIO •	31

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James W. MacGregor(2), Vice President Joseph G. Paul(2), Vice President Shri Singhvi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

32	• AB SMALL CAP VALUE PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB SMALL CAP VALUE PORTFOLIO •	33

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

34	• AB SMALL CAP VALUE PORTFOLIO

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by

AB SMALL CAP VALUE PORTFOLIO •	35

the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many

36	• AB SMALL CAP VALUE PORTFOLIO

funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB SMALL CAP VALUE PORTFOLIO •	37

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Small Cap Value Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of

1	The information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

38	• AB SMALL CAP VALUE PORTFOLIO

what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Small Cap Value Portfolio	0.80% of average daily net assets	$91.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $56,123 (0.142% of the Portfolio’s average daily net assets) for such services, but the Adviser waived the amount in its entirety.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Also, set forth below are the gross expense ratios of the Portfolio for the most recent annual period.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Small Cap Value Portfolio	Advisor Class A Class C	1.00 1.25 2.00	% % %	3.55 1.91 4.26	% % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	Annualized.

AB SMALL CAP VALUE PORTFOLIO •	39

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AB Institutional fee schedule, set forth below is

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

40	• AB SMALL CAP VALUE PORTFOLIO

what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.7

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Value Portfolio	$91.5	Small Cap Value 1.00% on 1st $25 million 0.90% bp on next $25 million 0.75% bp on the balance Minimum account size: $25m	0.882%	0.800%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2016 net assets.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Port. Adv. Fee (%)
Small Cap Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.40% on the first $500 million 0.35% on the balance	0.400%	0.800%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB SMALL CAP VALUE PORTFOLIO •	41

an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8,9 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

10	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

42	• AB SMALL CAP VALUE PORTFOLIO

Portfolio	Contractual Management Fee (%)[12]	Broadridge EG Median (%)	Broadridge EG Rank
Small Cap Value Portfolio	0.800	0.975	1/11

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Small Cap Value Portfolio	1.250	1.389	1/11	1.348	9/40

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2015.

12	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB SMALL CAP VALUE PORTFOLIO •	43

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.048% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $74, $84,876 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $16,532 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio

44	• AB SMALL CAP VALUE PORTFOLIO

would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB SMALL CAP VALUE PORTFOLIO •	45

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of January 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance return and rankings17 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)18 for the period ended February 29, 2016.19

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance returns of the Portfolio were provided by Broadridge.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the portfolio even if the portfolio had a different investment classification/objective at a different point in time.

46	• AB SMALL CAP VALUE PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Value Portfolio
1 year	-8.20	-11.94	-12.15	3/11	9/44

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Small Cap Value Portfolio	-8.20	-2.91	13.60	-0.54	1
Russell 2000 Value Index	-13.35	-9.12	12.23	-1.06	1
Inception Date: December 3, 2014

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer noted the Portfolio’s advisory fee schedule lacks potential for sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

22	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB SMALL CAP VALUE PORTFOLIO •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

48	• AB SMALL CAP VALUE PORTFOLIO

AB Family of Funds

NOTES

AB SMALL CAP VALUE PORTFOLIO •	49

NOTES

50	• AB SMALL CAP VALUE PORTFOLIO

NOTES

AB SMALL CAP VALUE PORTFOLIO •	51

NOTES

52	• AB SMALL CAP VALUE PORTFOLIO

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCV-0152-0516

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2016